                                                                    EXHIBIT 23.2

                     CONSENT OF LANE GORMAN TRUBITT, L.L.P.

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997, with respect to the financial statements of Clark/Bardes, Inc. included in the Registration Statement (Form S-1) of Clark/Bardes, Inc. for the registration of its Common Stock.

                                            /s/ LANE GORMAN TREELITT, L.L.P.
                                            ------------------------------------
                                                LANE GORMAN TREELITT, L.L.P.

Dallas, Texas
June 11, 1998